UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.
(Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square
18th& Cherry Streets
Philadelphia, Pennsylvania 19103-6996

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - June 30, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report to Stockholders June 30, 2008

MANAGED DISTRIBUTION POLICY

The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

The table on the next page sets forth the estimated amounts of the most recent quarterly distribution and the cumulative distributions paid during this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of the distributions, as summarized in the table on the next page, may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminating the Managed Distribution Policy.

ESTIMATED SOURCES OF DISTRIBUTIONS

				% Breakdown
				of the Total
		% Breakdown	Total Cumulative	Cumulative
		of the	Distributions	Distributions
	Current	Current	for the Fiscal	for the Fiscal
	Distribution ($)	Distribution	Year to Date ($)	Year to Date
Net Investment Income	$0.0071	5.92%	$0.0068	2.72%
Net Realized Short Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long Term Capital Gains	$0.0007	0.58%	$0.0000	0.00%
Return of Capital	$0.1122	93.50%	$0.2432	97.28%
Total (per common share)	$0.12	100%	$0.25	100%

Average annual total return (in relation to NAV) for the 5 years ending June 30, 2008	8.77%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2008	9.98%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2008	(7.68%)
Cumulative fiscal year distributions as a percentage of NAV as of June 30, 2008	5.20%

1-800-624-4190 • www.blu.com	1

Send Us Your E-mail Address

If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

2	Semi-Annual Report June 30, 2008

TABLE OF CONTENTS

Managed Distribution Policy	Inside Front Cover

Investment Adviser’s Commentary	4

Sector Diversification Chart	6

Average Annual Total Returns	6

Change in Investment of $10,000	7

Performance History	8

Sources of Distribution	9

Dividend Reinvestment and Cash Purchase Plan	10

Considerations Relating to the Advisory Contract Renewal	11

Other Important Information	13

Statement of Investments	14

Country Breakdown	17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Statement of Cash Flows	21

Financial Highlights	22

Notes to Financial Statements	24

The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	August 5, 2008

For the six months ended June 30, 2008 the net asset value of the Blue Chip Value Fund, Inc. declined 7.68%. During this same period the S&P 500 Index, the Fund’s benchmark index, lost 11.91% and the Lipper Large Core peer group declined 10.80%. The investing environment during the first half of 2008 was perhaps best characterized by fear of the financial fallout from the mortgage crisis and the continued propensity of investors to buy stocks only in sectors that have performed well, such as energy and commodities. Against this backdrop, we continued to manage the Fund by choosing stocks that have strong free cash flow, earn good returns on capital and are reasonably priced relative to their earnings.

The exceptional performance of several of our healthcare holdings helped the Fund’s overall performance during the period. Standout performers included the biotech company Amgen, Inc. and Zimmer Holdings, Inc., a manufacturer of orthopedic implants. Both companies enjoyed improving profitability and appear to us to have good prospects for continuing their growth.

Another strong contributor to the Fund’s performance was Quanta Services, Inc., a contracting services company that offers network solutions to the electric power, gas, telecommunications and cable television industries. We believe that Quanta stands to benefit meaningfully from upgrades to power grids. It continues to win contracts, driving revenues and cash flows higher. As a result of a 26% increase in Quanta’s stock price over the past six months, the commercial services sector was the Fund’s second largest contributor to performance.

While it is clear that high energy prices and a difficult housing market are affecting consumer attitudes, our holdings of discount retailer TJX Companies and casual dining operator Darden Restaurants were both up in the first half of the year. The gains posted by these two companies helped to buffer the loss of the group as a whole, which declined only 3.77% compared to the consumer cyclical stocks in the S&P 500 Index, which declined nearly 9.72% as a group.

Our largest individual contributor to performance was oil and gas exploration company XTO Energy, which gained 33%. Aided by the strong performance of integrated oil and gas company Occidental Petroleum, our energy holdings outperformed the oil and gas stocks in the benchmark index. However, we remain somewhat cautious on the sustainability of the recent spike in energy prices and therefore owned a slightly smaller weighting in energy than the S&P 500 during the period. As a result, energy created a nominal drag on Fund performance.

4	Semi-Annual Report June 30, 2008

Fund holding Wachovia, a provider of commercial and retail banking services, lost 57% during the first half of the year. This caused the Fund’s absolute performance in the interest-rate sensitive sector to lag the S&P 500 on average. Helping to offset this underperformance was our decision to hold a slightly underweight position in the sector versus the benchmark. While we believe there is significant value in interest-rate sensitive stocks over time, near-term uncertainties convinced us to be cautious in this area.

Although economic slowing is clearly being discounted in the market, we believe there are increasing opportunities to own companies with strong operations and balance sheets at attractive valuations. Over the next several quarters, we believe the concerns about the degree of slowing should be clarified, and we expect the market will begin to improve. In the meantime, we remain focused on preserving capital and limiting risks.

Thank you for your continued support.

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

1-800-624-4190 • www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of June 30, 2008*
	Fund	S&P 500
Basic Materials	2.7%	3.1%
Capital Goods	9.6%	8.4%
Commercial Services	5.2%	2.0%
Communications	8.0%	7.4%
Consumer Cyclical	12.6%	10.6%
Consumer Staples	8.0%	10.3%
Energy	14.7%	15.3%
Interest Rate Sensitive	10.4%	12.7%
Medical/Healthcare	12.4%	11.1%
REITs	0.0%	1.2%
Technology	10.7%	11.8%
Transportation	2.7%	2.1%
Utilities	2.7%	4.0%
Short-Term Investments	0.3%	0.0%

*	Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of June 30, 2008
		Year-To
Return	3 Mos.	Date	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund - NAV	(1.21%)	(7.68%)	(11.01%)	4.83%	8.77%	3.17%
Blue Chip Value Fund - Market Price	(1.85%)	(10.52%)	(18.45%)	(1.47%)	4.99%	2.30%
S&P 500 Index	(2.73%)	(11.91%)	(13.12%)	4.41%	7.58%	2.88%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

6	Semi-Annual Report June 30, 2008

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/98. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190 • www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

[1]	Reflects the actual market price of one share as it has traded on the NYSE.

[2]	Reflects the actual NAV of one share.

[3]
The graph above includes the distribution totals since January 1, 1998, which equals $7.93 per share. For the six months ended June 30, 2008 only one distribution has been paid. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

8	Semi-Annual Report June 30, 2008

HISTORICAL SOURCES OF DISTRIBUTIONS

	Net				Total
	Investment	Capital	Return of		Amount of
Year	Income	Gains	Capital	Undesignated*	Distribution
1998	$0.0541	$1.0759	$0.0000		$1.13
1999	$0.0335	$1.6465	$0.0000		$1.68
2000	$0.0530	$0.8370	$0.0000		$0.89
2001	$0.0412	$0.3625	$0.3363		$0.74
2002	$0.0351	$0.0000	$0.5249		$0.56
2003	$0.0136	$0.0000	$0.4964		$0.51
2004	$0.0283	$0.5317	$0.0000		$0.56
2005	$0.0150	$0.1128	$0.4422		$0.57
2006	$0.0182	$0.1260	$0.4358		$0.58
2007	$0.0146	$0.2118	$0.2136	$0.1400*	$0.58
1Q 2008 (estimated)	$0.0000	$0.0000	$0.1300		$0.13
Totals	$0.3066	$4.9042	$2.5792	$0.1400*	$7.93
% of Total Distribution	3.87%	61.84%	32.52%	1.77%	100%

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in 2008.

1-800-624-4190 • www.blu.com	9

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System (“DRS”) and to inquire if there are any fees which may be charged by the broker to your account.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

10	Semi-Annual Report June 30, 2008

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

BLUE CHIP VALUE FUND BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL

The Board of Directors of the Fund decided on February 5, 2008 to renew the Advisory Agreement (the “Agreement”) with Denver Investment Advisors (“DenverIA”). Prior to making its determination, the Board received detailed information from DenverIA, including, among other things, information provided by an independent rating and ranking organization and DenverIA comparing the performance, advisory fee and other expenses of the Fund to that of relevant peer groups identified by the organization and the Fund’s benchmark and information responsive to requests by the Fund’s independent counsel for certain information to assist the Board in its considerations, including DenverIA’s Form ADV. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the “Independent Directors”), considered, among other things: (i) the nature, extent and quality of DenverIA’s services provided to the Fund, DenverIA’s compliance culture and resources committed to its compliance program; (ii) the experience and qualifications of the portfolio management team; (iii) DenverIA’s investment philosophy and process; (iv) DenverIA’s assets under management and client descriptions; (v) DenverIA’s brokerage and soft dollar commission reports; (vi) current advisory fee arrangement with the Fund and DenverIA’s other similarly managed mutual fund client, noting that DenverIA did not provide advisory fee information on its other separate account clients, because those clients are not managed similarly to the Fund’s large cap value style; (vii) independent rating and ranking organization information comparing the Fund’s performance, advisory fee and other expenses to those of comparable funds; (viii) information provided by DenverIA on the Fund’s performance in relation to its benchmark index and comparing the Fund’s expenses net of the interest expense for the line of credit and DenverIA’s co-administration fees to those of comparable funds; (ix) DenverIA’s financial statements, Form ADV, and profitability analysis related to providing advisory and administrative services to the Fund; (x) the level of DenverIA’s insurance coverage; (xi) compensation and possible benefits to DenverIA and its affiliates arising from their advisory, administrative and other relationships with the Fund; and (xii) the extent to which economies of scale are relevant to the Fund.

1-800-624-4190 • www.blu.com	11

During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding DenverIA and the Agreement: that DenverIA had the capabilities, resources and personnel necessary to manage the Fund; that the performance of the Fund over the last 3 and 5 year periods was competitive with that of its peer groups and benchmark index; the advisory fee is competitive with that of its peer groups, consistent with DenverIA’s other similarly managed mutual fund client and is fair and reasonable; that the combined advisory and co-administration fee payable to DenverIA is also competitive with that of its peer group; the Fund’s expense ratio, without interest expense from the line of credit, is favorable compared to the peer group averages. The Board determined that it was reasonable to factor out the interest expense on the Fund’s expenses to those of the peer group because few of these funds incur interest expense. The Board also concluded that the expected profit to DenverIA for advisory and administrative services seemed reasonable based on the data Denver IA provided; that the benefits derived by DenverIA from managing the Fund, including how DenverIA uses soft-dollars, and the ways in which it conducts portfolio transactions for the Fund and selects brokers are reasonable; and that the breakpoints in the advisory and administrative fees payable to DenverIA allow shareholders to benefit from economies of scale as the Fund’s asset level increases, noting that the asset level breakpoints have been reached under the agreements.

Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.

12	Semi-Annual Report June 30, 2008

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

1-800-624-4190 • www.blu.com	13

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

June 30, 2008 (Unaudited)

			Market
	Shares	Cost	Value
COMMON STOCKS - 108.54%
BASIC MATERIALS - 3.04%
Forestry & Paper - 3.04%
Ball Corp.	87,140	$4,576,516	$4,160,064
TOTAL BASIC MATERIALS		4,576,516	4,160,064

CAPITAL GOODS - 10.54%
Aerospace & Defense - 4.19%
General Dynamics Corp.	36,800	1,885,173	3,098,560
Raytheon Co.	46,800	1,676,515	2,633,904
		3,561,688	5,732,464
Farm Equipment - 1.52%
CNH Global N.V. - ADS (Netherlands)	61,300	2,402,223	2,082,361
Industrial Products - 4.83%
ITT Corp.	49,000	2,669,571	3,103,170
Parker Hannifin Corp.	49,150	2,282,811	3,505,378
		4,952,382	6,608,548
TOTAL CAPITAL GOODS		10,916,293	14,423,373

COMMERCIAL SERVICES - 5.65%
Business Products & Services - 2.82%
Quanta Services Inc.**	116,100	3,553,909	3,862,647
IT Services - 1.15%
Computer Sciences Corp.**	33,650	1,585,081	1,576,166
Transaction Processing - 1.68%
The Western Union Co.	92,900	1,710,955	2,296,488
TOTAL COMMERCIAL SERVICES		6,849,945	7,735,301

COMMUNICATIONS - 8.79%
Networking - 4.43%
Cisco Systems Inc.**	260,900	6,458,175	6,068,534
Telecomm Equipment & Solutions - 4.36%
Nokia Corp. - ADR (Finland)	50,630	826,080	1,240,435
QUALCOMM Inc.	106,400	4,527,012	4,720,968
		5,353,092	5,961,403
TOTAL COMMUNICATIONS		11,811,267	12,029,937

CONSUMER CYCLICAL - 13.25%
Apparel & Footwear Manufacturers - 2.39%
Nike Inc.	54,750	3,437,995	3,263,648
Clothing & Accessories - 2.61%
TJX Companies Inc.	113,300	2,625,925	3,565,551

14	Semi-Annual Report June 30, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Hotels & Gaming - 2.06%
Starwood Hotels & Resorts Worldwide Inc.	70,200	$2,964,536	$2,812,914
Internet - 1.27%
Expedia Inc.**	94,700	2,665,192	1,740,586
Publishing & Media - 2.30%
Walt Disney Co.	101,100	2,533,941	3,154,320
Restaurants - 2.62%
Darden Restaurants Inc.	112,240	3,111,435	3,584,945
TOTAL CONSUMER CYCLICAL		17,339,024	18,121,964

CONSUMER STAPLES - 8.79%
Consumer Products - 2.99%
Colgate Palmolive Co.	59,300	3,360,379	4,097,630
Food & Agricultural Products - 5.80%
Bunge Ltd.	18,900	816,104	2,035,341
Campbell Soup Co.	73,500	2,395,771	2,459,310
Unilever N.V. (Netherlands)	121,100	4,282,197	3,439,240
		7,494,072	7,933,891
TOTAL CONSUMER STAPLES		10,854,451	12,031,521

ENERGY - 16.05%
Exploration & Production - 7.99%
Occidental Petroleum Corp.	64,080	1,824,272	5,758,228
XTO Energy Inc.	75,537	1,858,249	5,175,040
		3,682,521	10,933,268
Integrated Oils - 3.27%
Marathon Oil Corp.	86,300	2,546,892	4,476,381
Oil Services - 4.79%
Transocean Inc.**	42,949	2,572,702	6,544,998
TOTAL ENERGY		8,802,115	21,954,647

INTEREST RATE SENSITIVE - 11.35%
Insurance - 1.01%
The Travelers Cos. Inc.	31,700	1,666,123	1,375,780
Integrated Financial Services - 1.50%
JPMorgan Chase & Co.	59,600	2,568,698	2,044,876
Money Center Banks - 0.77%
Bank of America Corp.	44,300	1,774,693	1,057,441
Property Casualty Insurance - 2.00%
ACE Ltd. (Cayman Islands)	25,900	1,431,670	1,426,831
American International Group Inc.	49,600	3,119,563	1,312,416
		4,551,233	2,739,247

1-800-624-4190 • www.blu.com	15

STATEMENT OF INVESTMENTS (cont’d.)

			Market
	Shares	Cost	Value
Regional Banks - 0.71%
Wachovia Corp.	62,600	$2,613,605	$972,178
Securities & Asset Management - 5.36%
Invesco Ltd.	115,800	2,828,747	2,776,884
Legg Mason Inc.	29,600	1,592,172	1,289,672
Morgan Stanley & Co.	25,000	1,161,450	901,750
State Street Corp.	37,000	2,440,975	2,367,630
		8,023,344	7,335,936
TOTAL INTEREST RATE SENSITIVE		21,197,696	15,525,458

MEDICAL & HEALTHCARE - 13.48%
Medical Technology - 3.32%
Zimmer Holdings Inc.**	66,800	4,680,017	4,545,740
Pharmaceuticals - 10.16%
Abbott Laboratories	109,300	4,588,642	5,789,621
Amgen Inc.**	59,000	3,382,769	2,782,440
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	116,400	2,945,058	5,331,120
		10,916,469	13,903,181
TOTAL MEDICAL & HEALTHCARE		15,596,486	18,448,921

TECHNOLOGY - 11.69%
Computer Software - 2.49%
Microsoft Corp.	123,600	3,288,432	3,400,236
PC’s & Servers - 4.31%
International Business Machines Corp.	49,800	4,015,749	5,902,794
Semiconductors - 4.89%
Altera Corp.	131,700	2,481,105	2,726,190
Intel Corp.	184,600	3,627,241	3,965,208
		6,108,346	6,691,398
TOTAL TECHNOLOGY		13,412,527	15,994,428

TRANSPORTATION - 2.94%
Railroads - 2.94%
Norfolk Southern Corp.	64,200	2,277,054	4,023,414
TOTAL TRANSPORTATION		2,277,054	4,023,414

UTILITIES - 2.97%
Regulated Electric - 2.97%
PPL Corp.	77,650	3,643,581	4,058,766
TOTAL UTILITIES		3,643,581	4,058,766
TOTAL COMMON STOCKS		127,276,955	148,507,794

16	Semi-Annual Report June 30, 2008

STATEMENT OF INVESTMENTS (cont’d.)

			Market
SHORT TERM INVESTMENTS - 0.37%	Shares	Cost	Value
Goldman Sachs Financial Square Prime Obligations Fund - FST Shares (7 Day Yield 2.380%)	507,484	$507,484	$507,484
TOTAL SHORT TERM INVESTMENTS		507,484	507,484

TOTAL INVESTMENTS	108.91%	$127,784,439	$149,015,278
Liabilities in Excess of Other Assets	(8.91)%		(12,194,950)
NET ASSETS	100.00%		$136,820,328

**	Non-income producing security
ADR – American Depositary Receipt
ADS – American Depositary Share

COUNTRY BREAKDOWN

As of June 30, 2008 (Unaudited)

	Market
Country	Value	%
United States	$135,495,291	99.03%
Netherlands	5,521,601	4.03%
Israel	5,331,120	3.90%
Cayman Islands	1,426,831	1.04%
Finland	1,240,435	0.91%
Total Investments	$149,015,278	108.91%
Liabilities in Excess of Other Assets	(12,194,950)	(8.91%)
Net Assets	$136,820,328	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	17

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS
Investments at market value (cost $127,784,439)	$149,015,278
Dividends and interest receivable	101,114
Other assets	19,498
TOTAL ASSETS	149,135,890

LIABILITIES
Loan payable to bank (Note 5)	12,115,000
Interest due on loan payable to bank	27,217
Advisory fee payable	71,089
Administration fee payable	9,269
Accrued Compliance Officer fees	3,106
Accrued expenses and other liabilities	89,881
TOTAL LIABILITIES	12,315,562
NET ASSETS	$136,820,328

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	121,254,919
Undistributed net investment income	194,690
Accumulated net realized loss	(2,447,813)
Net unrealized appreciation on investments	21,230,839
Undesignated distributions (Note 1)	(3,696,946)
NET ASSETS	$136,820,328

SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$4.81

See accompanying notes to financial statements.

18	Semi-Annual Report June 30, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes of $29,824)	$1,136,474
Interest	8,194
TOTAL INCOME		$1,144,668

EXPENSES
Investment advisory fee (Note 4)	429,497
Administrative services fee (Note 4)	51,464
Interest on outstanding loan payable to bank	224,618
Stockholder reporting	73,606
Directors’ fees	42,810
Legal fees	41,942
Transfer agent fees	26,453
Audit and tax preparation fees	14,639
NYSE listing fees	13,729
Insurance and fidelity bond	10,784
Chief Compliance Officer fees	10,763
Custodian fees	4,780
Other	4,893
TOTAL EXPENSES		949,978
NET INVESTMENT INCOME		194,690
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments		(852,785)
Change in net unrealized appreciation or depreciation of investments		(11,058,540)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(11,911,325)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(11,716,635)

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	June 30,	December 31,
	2008*	2007
Increase/(decrease) in net assets from operations:
Net investment income	$194,690	$411,499
Net realized gain/(loss) on investments	(852,785)	5,229,902
Change in net unrealized appreciation or depreciation of investments	(11,058,540)	(222,134)
	(11,716,635)	5,419,267

Decrease in net assets from distributions to stockholders from:
Net investment income	—	(411,499)
Net realized gain on investments	—	(5,980,234)
Return of capital	—	(10,012,387)
Undesignated (Note 1)	(3,696,946)	—
	(3,696,946)	(16,404,120)

Increase in net assets from common stock transactions:
Net asset value of common stock issued to stockholders from reinvestment of dividends (29,014 and 412,794 shares issued, respectively)	142,459	2,412,947
	142,459	2,412,947

NET DECREASE IN NET ASSETS	(15,271,122)	(8,571,906)

NET ASSETS
Beginning of year	152,091,450	160,663,356
End of year (including (undistributed net investment income of $194,690 and $0, respectively)	$136,820,328	$152,091,450

*	Unaudited

See accompanying notes to financial statements.

20	Semi-Annual Report June 30, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2008 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(11,716,635)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(17,691,543)
Proceeds from disposition of investment securities	22,952,738
Net purchase of short-term investment securities	(255,086)
Proceeds from class-action litigation settlements	909
Net realized loss from securities investments	852,785
Net change in unrealized appreciation on investments	11,058,540
Decrease in receivable for securities sold	2,434,479
Decrease in dividends and interest receivable	166,432
Increase in other assets	(9,053)
Decrease in advisory fee payable	(11,501)
Decrease in administrative fee payable	(728)
Decrease in accrued Compliance Officer fees	(1,352)
Decrease in other accrued expenses and payables	(4,612)
Net cash provided by operating activities	7,775,373

Cash Flows from Financing Activities
Proceeds from bank borrowing	4,635,000
Repayment of bank borrowing	(4,875,000)
Cash distributions paid	(7,535,373)
Net cash used in financing activities	(7,775,373)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $240,710.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $142,459.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
Per Share Data	June 30,		For the year ended December 31,
(for a share outstanding throughout each period)	2008(1)		2007	2006	2005	2004	2003
Net asset value - beginning of period	$5.35		$5.73	$5.62	$5.76	$5.58	$4.85
Investment operations(2)
Net investment income	0.01		0.01	0.02	0.01	0.03	0.01
Net gain/(loss) on investments	(0.68)		0.19	0.67	0.42	0.71	1.23
Total from investment operations	(0.67)		0.20	0.69	0.43	0.74	1.24
Distributions
From net investment income	—		(0.02)	(0.02)	(0.02)	(0.03)	(0.01)
From net realized gains on investments	—		(0.21)	(0.13)	(0.11)	(0.53)	—
Return of capital	—		(0.35)	(0.43)	(0.44)	—	(0.50)
Undesignated	0.13		—	—	—	—	—
Total distributions	0.13		(0.58)	(0.58)	(0.57)	(0.56)	(0.51)
Net asset value, end of period	$4.81		$5.35	$5.73	$5.62	$5.76	$5.58
Per share market value, end of period	$4.54		$5.21	$5.96	$6.31	$6.68	$6.14
Total investment return(3) based on:
Market Value	(10.5%)		(3.3%)	4.6%	3.7%	19.2%	46.9%
Net Asset Value	(7.7%)		3.3%	12.9%	7.1%	13.1%	26.4%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(4)	1.33	%(5)	1.34%	1.36%	1.33%	1.12%	1.13%
Ratio of net investment income to average net assets	0.27	%(5)	0.25%	0.32%	0.21%	0.57%	0.27%
Ratio of total distributions to average net assets	2.57	%(6)	10.04%	10.25%	10.13%	10.16%	10.07%
Portfolio turnover rate(7)	11.26%		40.03%	36.54%	40.96%	115.39%	52.58%
Net assets - end of period (in thousands)	$136,820		$152,091	$160,663	$155,208	$156,903	$150,057

See accompanying notes to financial statements.

(1)	Unaudited.

(2)	Per share amounts calculated based on average shares outstanding during the period.

(3)
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4)
For the six months ended June 30, 2008 and the years ended December 31, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 1.01%, 0.93%, 0.92%, 0.97% and 0.99%, respectively. For 2003 the interest expense was less than 0.01%.

(5)	Annualized.

(6)
Due to the timing of the quarterly ex-distribution dates, only one quarterly distribution was recorded during the six months ended June 30, 2008. Please see Note 8 on page 30 concerning details for the July 2008 distribution.

(7)
A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2008 were $17,691,543 and $22,952,738, respectively.

22	Semi-Annual Report June 30, 2008 1-800-624-4190 • www.blu.com	23

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

24	Semi-Annual Report June 30, 2008

The Fund intends to elect to defer to its fiscal year ending December 31, 2008 approximately $724,755 of losses recognized during the period from November 1, 2007 to December 31, 2007.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
Distributions paid from:
Ordinary income	$—	$411,499
Long-term capital gain	—	5,980,234
Return of capital	—	6,031,501
Undesignated	3,696,946	—
Total	$3,696,946	$12,423,234

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$194,690
Accumulated net realized loss	(3,165,463)
Net unrealized appreciation	20,513,189
Total	$17,542,416

The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and corporate actions.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change or terminate the current policy.

1-800-624-4190 • www.blu.com	25

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. FAS 157 MEASUREMENTS

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

26	Semi-Annual Report June 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets:

Other
Financial
Instruments* –
	Investments in	Unrealized
	Securities at	Appreciation
Valuation Inputs	Value	(Depreciation)
Level – Quoted Prices	$149,015,278	$—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$149,015,278	$—

*	Other financial instruments include futures, forwards and swap contracts.

All securities of the Fund were valued using Level 1 inputs during the six months ended June 30, 2008. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2008:
Gross appreciation (excess of value over tax cost)	$30,477,990
Gross depreciation (excess of tax cost over value)	(9,964,801)
Net unrealized appreciation	$20,513,189
Cost of investments for income tax purposes	$128,502,089

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby an investment advisory fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and DenverIA, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

1-800-624-4190 • www.blu.com	27

Prior to April 1, 2008, the administrative services fee for ALPS was an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000, 0.0400% of the Fund’s average daily net assets between $75,000,000 and $125,000,000 and 0.0200% of the Fund’s average daily net assets in excess of $125,000,000. DenverIA’s administrative services fee remains unchanged.

The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

5. LOAN OUTSTANDING

The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:
			Average for the
	As of		Six Months Ended
	June 30,		June 30,
	2008		2008
Loan outstanding	$12,115,000		$12,852,363
Interest rate	1.99	%*	2.64%
% of Fund’s total assets	8.12%		8.62%
Amount of debt per share outstanding	$0.43		$0.45
Number of shares outstanding (in thousands)	28,464		28,446 **

*	Annualized

**	Weighted average

28	Semi-Annual Report June 30, 2008

6. NEW ACCOUNTING PRONOUNCEMENTS

Effective January 2, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2004 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to management’s knowledge there are currently no federal or Colorado income tax returns under examination.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management of the Fund currently believes that SFAS 161 will have no impact on the Fund’s financial statements.

7. RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) was held May 6, 2008 pursuant to notice given to all stockholders of record at the close of business on March 25, 2008. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.
To elect Richard C. Schulte and Lee W. Mather, Jr., as Class II directors to serve until the Annual Meeting in the year 2011. The number of shares voting for the election of Mr. Schulte was 23,517,797 and 662,659 votes were withheld. The number of shares voting for the election of Mr. Mather was 23,551,172 and 629,284 votes were withheld.

Proposal 2.
To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2008. The number of shares voting for Proposal 2 was 23,551,272, the number voting against was 629,184 and the number abstaining was 0.

1-800-624-4190 • www.blu.com	29

8. SUBSEQUENT EVENT

The Fund declared a distribution of $0.12 per share on July 1, 2008. The distribution is payable on July 25, 2008. Of the total distribution, approximately $0.0078 represents net investment income for the quarter ended June 30, 2008 and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

30	Semi-Annual Report June 30, 2008

NOTES

1-800-624-4190 • www.blu.com	31

NOTES

32	Semi-Annual Report June 30, 2008

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
(800) 624-4190 (option #1)
www.melloninvestor.com

Item 2. Code of Ethics.

Not Applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6. Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Semi-Annual Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)	Not applicable to Semi-Annual Report.
(b)	There have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There were no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)
Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)	Not applicable.

(b)
A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By: /s/ Todger Anderson
Todger Anderson
President and Chief Executive Officer

Date: September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Todger Anderson
Todger Anderson
President and Chief Executive Officer

Date: September 8, 2008

By: /s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer and Chief Financial Officer

Date: September 8, 2008